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                                                                     EXHIBIT 4.1




Number                            [LOGO]                                  Shares

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
OF THE STATE OF DELAWARE                                       CUSIP 655382 10 9



This Certifies that



is the record holder of

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001, OF

                                  NOOSH, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:


/s/ Timothy J. Moore              [Seal]     /s/ Ofer Ben-Shachar

____________________________                 _________________________________
SECRETARY AND VICE PRESIDENT                 PRESIDENT AND CHIEF
                                             EXECUTIVE OFFICER
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                                  NOOSH INC.

   The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM   -   as tenants in common

TEN ENT   -   as tenants by the entireties

JT TEN    -   as joint tenants with right
              of survivorship and not as
              tenants


UNIF GIFT MIN ACT - ____________ Custodian _________________________________
                      (Cust)                 (Minor)

                    Under Uniform Gifts To Minors

                    Act ____________________________________________________
                          (State)

UNIF TRF MIN ACT -  ___________ Custodian (until age) ______________________
                      (Cust)                            (Minor)

                    ________________________________ under Uniform Transfers
                      (Minor)

                    to Minors Act __________________________________________
                                    (State)


   Additional abbreviations may also be used though not in the above list.

   FOR VALUE RECEIVED, ______________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

--------------------------------------

_______________________________________________________________________________
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________


_______________________________________________________________________________
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__________________________________________________________Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ________________________________________________________
_______________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated _______________________


                                       X _______________________________________

                                       X _______________________________________

                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE CERTIFICATE IN
                                         EVERY PARTICULAR WITHOUT ALTERATION OR
                                         ENLARGEMENT OR ANY CHANGE WHATEVER.



Signature(s) Guaranteed



By: ________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO THE S.E.C. RULE 17Ad-15.